UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2008 (June 9, 2008)

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34097

Delaware	13-1911176
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

714 Green Valley Road, Greensboro, North Carolina 27408-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 9, 2008, Lorillard, Inc. (“Lorillard”) entered into an Indemnification Agreement with each Messrs. Orlowsky, Taylor, Milstein, Hennighausen, Spell, Staab, Dietz, and Roedel, each of whom is a director and/or an executive officer of Lorillard. A copy of the form of indemnification agreement for directors and executive officers, was filed as Exhibit 10.19 to Lorillard’s Registration Statement on Form S-4 (File No. 333-149051) and is incorporated herein by reference.

Each indemnification agreement provides, among other things, for indemnification to the fullest extent permitted by law and Lorillard’s certificate of incorporation and bylaws against (i) any and all expenses and liabilities, including judgments, fines, penalties, interest and amounts paid in settlement of any claim with Lorillard’s approval and counsel fees and disbursements, (ii) any liability pursuant to a loan guarantee, or otherwise, for any of Lorillard’s indebtedness, and (iii) any liabilities incurred as a result of acting on behalf of Lorillard (as a fiduciary or otherwise) in connection with an employee benefit plan. The indemnification agreements provide for the advancement or payment of expenses to the indemnitee and for reimbursement to Lorillard if it is found that such indemnitee is not entitled to such indemnification under applicable law and Lorillard’s certificate of incorporation and bylaws.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The previously announced redemption by Loews Corporation (“Loews”) of all outstanding shares of its Carolina Group common stock in exchange for 108,478,429 shares of Lorillard was completed on June 10, 2008. Carolina Group common stock was a class of common stock of Loews created by Loews in 2002 to track the performance of the Carolina Group (the “Carolina Group”), which included Lorillard. The 108,478,429 shares of Lorillard common stock distributed in the redemption represent approximately 62% of Lorillard’s outstanding common stock, which is the percentage of the economic interest in the Carolina Group that was allocated to the outstanding Carolina Group common stock at the time of the redemption.

On June 10, 2008, Loews announced the preliminary results of its offer to exchange 0.70 of a share of Lorillard common stock owned by Loews for each outstanding share of Loews common stock, up to an aggregate of 93,492,857 shares of Loews common stock (the “Exchange Offer”), which expired at 12:00 midnight New York City time on June 9, 2008. Based on a preliminary count by Loews’s exchange agent, Mellon Investor Services LLC, a total of 173,449,763 shares of Loews common stock were tendered for exchange and not withdrawn prior to the expiration of the Exchange Offer, including 76,032,420 shares tendered by guaranteed delivery procedures. Because the Exchange Offer was oversubscribed, Loews will be able to accept only a portion of the number of shares of Loews common stock that were tendered, which it will do on a pro rata basis in proportion to the number of shares tendered. Loews expects to announce the final results of the Exchange Offer, including the final proration factor, on or before June 16, 2008. Pursuant to the terms of the Exchange Offer, Loews intends to distribute 65,445,000 shares of Lorillard common stock on June 16, 2008, and to hold zero shares of Lorillard common stock thereafter.

Incorporated herein by reference is the description of the arrangements or understandings between Loews and Lorillard following the completion of the separation of Lorillard from Loews that was previously reported in the Registration Statement in the section entitled “Relationship Between Lorillard and Loews-Lorillard’s Relationship with Loews After the Separation.”

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As described in Lorillard’s registration statement on Form S-4 (File No. 333-149051), as filed with the Securities and Exchange Commission on February 5, 2008 and as thereafter amended (the “Registration Statement”), Ronald S. Milstein resigned from the Lorillard Board of Directors effective as of June 10, 2008. Mr. Milstein will continue to serve as the Senior Vice President, Legal and External Affairs, General Counsel and Secretary of Lorillard following his resignation from Lorillard’s Board of Directors.

As described in the Registration Statement, effective as of June 10, 2008, Kit D. Dietz was appointed to the Lorillard Board of Directors as a Class I director, with his initial term scheduled to terminate on the date of the 2009 annual meeting of stockholders of Lorillard. Effective as of June 10, 2008, Mr. Dietz was also appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors of Lorillard.

As described in the Registration Statement, effective as of June 10, 2008, Richard W. Roedel was appointed to the Lorillard Board of Directors as a Class III director, with his initial term scheduled to terminate on the date of the 2011 annual meeting of stockholders of Lorillard. Effective as of June 10, 2008, Mr. Roedel was also appointed to and will serve as chairman of the Audit Committee and the Compensation Committee of the Board of Directors of Lorillard.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On June 9, 2008, Lorillard filed its Amended and Restated Certificate of Incorporation, which became effective as of the same date. The Amended and Restated Certificate of Incorporation was approved on May 5, 2008 by Lorillard’s board of directors and on June 6, 2008 by Loews, its sole stockholder. A copy of the Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On May 5, 2008, the Company’s board of directors approved the amendment and restatement of the company’s by-laws effective upon the completion of the redemption by Loews of Carolina Group common stock in exchange for Lorillard common stock. The Amended and Restated By-laws of Lorillard became effective on June 10, 2008. A copy of the Amended and Restated By-laws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Incorporated herein by reference are descriptions of the provisions adopted or changed by these amendments that were previously reported in the Registration Statement in the section entitled “Description of Lorillard’s Capital Stock.”

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Lorillard, Inc.

3.2	Amended and Restated By-laws of Lorillard, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lorillard, Inc.
(Registrant)

Dated: June 12, 2008	By:	/s/ Ronald S. Milstein
Ronald S. Milstein
Senior Vice President, Legal and External Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Lorillard, Inc.

3.2	Amended and Restated By-laws of Lorillard, Inc.